February 11, 1998

RailTex Canada, Inc.
c/o RailTex, Inc.
4040 Broadway
Suite 200
San Antonio, TX 78209

ATTENTION: LAURA DAVIES

Dear Sirs and Mesdames:

               We refer to the loan agreement made as of June 21, 1996 among you and the undersigned (the "Loan Agreement"). All defined terms used in this letter and not otherwise defined have the meaning ascribed to them in the Loan Agreement. This letter will confirm the following amendments to the Loan
Agreement:

        (1) The following definition is added to section 1.01 of the Loan Agreement in alphabetical order:

               "Debt/EBITDA Ratio" means, with respect to any calendar quarter, the ratio of Funded Debt of RailTex and its Subsidiaries as at the end of such calendar quarter to EBITDA of RailTex and its Subsidiaries for the four calendar quarters ending on the last day of such calendar quarter;"

        (2) The definition of "Prime Factor" in section 1.01(as) of the Loan Agreement is deleted;

        (3) Section 3.01 of the Loan Agreement is amended by deleting text beginning on the sixth line with the word "plus" to and including the number "45%" at the end of 3.01(c);

        (4)    Section 3.02 of the Loan Agreement is amended by replacing 3.02
               (a) through (e) with the following:

                "(a) 1 1/2% at any time that the Debt/EBITDA Ratio is greater than or equal to 4.00 to 1.00;

                (b) 1 1/4% at any time that the Debt/EBITDA Ratio is greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00;

                (c) 1 1/8% at any time that the Debt/EBITDA Ratio is greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00;

                (d) 1% at any time that the Debt/EBITDA Ratio is greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00;

                (e) 7/8% at any time that the Debt/EBITDA Ratio is greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00; and


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                (f) 3/4% at any time that the Debt/EBITDA Ratio is less than
                2.00 to 1.00."

        (5) Section 3.03 of the Loan Agreement is amended by deleting the phrase "Prime Factor and the" on the first line, inserting the word "level" immediately following the word "fee" on the first line and the fourth last line thereof, replacing the word "Leverage" on the third line with the phrase "Debt/EBITDA", and deleting the phrase "Prime Factor and" on the fourth last line thereof; and

        (6) Section 12.05 of the Loan Agreement is amended by replacing the name "Douglas Richmond" with the name "Karen Koury".

               The amendments set out herein shall be effective from and including February 13, 1998. For greater certainty, the amendments set out herein shall have no effect with respect to any period of time prior to the date that such amendments become effective. All terms and conditions of the Loan Agreement will remain in full force and effect unchanged except as amended hereby.

               If you are in agreement with the foregoing, please arrange to have the acknowledgment on the two enclosed copies of this letter executed by duly authorized officers of the parties set out therein, and return both copies to the Agent.

                                                   Yours very truly,

                                                   NATIONAL BANK OF CANADA,
                                                   as Agent

                                                   By: /s/KAREN KOURY
                                                          Karen Koury
                                                          Senior Manager

                                                   By: /s/LILI SHAIN
                                                          Lili Shain
                                                          Vice President

NATIONAL BANK OF CANADA,                           ABN AMRO BANK CANADA,
as Lender                                          as Lender

By: /s/ KAREN KOURY                                By: /s/JOANNE BONAIR
        Karen Koury                                       Authorized Officer
        Senior Manager

By: /s/ LILI SHAIN                                 By: /s/JOHN GLEASON
        Lili Shain                                        Authorized Officer
        Vice President